Receivables From And Payables To Brokers, Dealers And Clearing Organizations (Amounts Receivable From Brokers, Dealers, And Clearing Organizations) (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Due To And From Broker Dealers And Clearing Organizations [Abstract]
Deposits paid for securities borrowed	$ 382,691	$ 318,105
Receivables from clearing organizations	568,373	260,077
Securities failed to deliver	73,688	23,649
Receivables from brokers, dealers and clearing organizations, Total	$ 1,024,752	$ 601,831